Exhibit 13.1
REDACTED

   Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Ryanair Holdings plc (the "Company"), does hereby certify, to such officer's knowledge, that:

         The Annual Report on Form 20-F for the fiscal year ended March 31, 2005 (the "Form 20-F") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  September 30, 2005


                                            /s/ Michael O'Leary
                                            _________________________________
                                            Name:  Michael O'Leary
                                            Title:    Chief Executive Officer
Dated:  September 30, 2005


                                            /s/ Howard Millar
                                            _________________________________
                                            Name:  Howard Millar
                                            Title:    Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Ryanair Holdings plc and will be retained by Ryanair Holdings plc. and furnished to the Securities and Exchange Commission or its staff upon request.